Exhibit 10.3

FIRST AMENDMENT TO LEASE

This First Amendment to Lease (hereinafter “First Amendment”) is entered into as of the 24th day of March 2014, by and between SANDY PARK II L.L.C., a Utah limited liability company (hereinafter “Landlord”), and LIFEVANTAGE CORPORATION, a Colorado corporation (hereinafter “Tenant”).

RECITALS

WHEREAS, Landlord and Tenant entered into that certain Lease dated September 20, 2012 (hereinafter “Lease”), for the third (3rd) and fourth (4th) floors, consisting of 44,353 square feet of gross rentable area, of the Sandy Park Office Complex (hereinafter “Building”) in Sandy City, Utah; and

WHEREAS, Landlord and Tenant desire to modify the Lease as follows:

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, it is covenanted and agreed between the parties that the Lease be modified and amended as follows:

1.
Landlord shall install, at Landlord’s sole cost and expense, a commercial standby generator at the Building, and Tenant shall be entitled to the exclusive use of up to eighty (80) kilowatts of such generator.

2.	From and after mutual execution of this First Amendment, Section 1.01 (L) of the Lease, BASE MONTHLY RENT, shall be amended and restated as follows:

“Eighty-Seven Thousand Seven Hundred Ninety-Eight and 55/100 Dollars ($87,798.55).”

3.	From and after mutual execution of this First Amendment, Section 1.01 (M) of the Lease, ESCALATIONS IN BASE MONTHLY RENT, shall be amended and restated as follows:

“Escalation Commencement        Monthly Payment
Commencing the 1st day of the 13th month    $91,494.65
after the Rental Commencement Date

Commencing the 1st day of the 25th month    $95,190.74
after the Rental Commencement Date

Commencing the 1st day of the 37th month        $98,886.84
after the Rental Commencement Date

Commencing the 1st day of the 49th month        $102,582.93
after the Rental Commencement Date

Commencing the 1st day of the 61st month        $106,279.03
after the Rental Commencement Date

Commencing the 1st day of the 73rd month    $109,975.18
after the Rental Commencement Date

Commencing the 1st day of the 85th month        $113,671.28
after the Rental Commencement Date

Commencing the 1st day of the 97th month        $117,367.31
after the Rental Commencement Date

Commencing the 1st day of the 109th month    $121,063.41
after the Rental Commencement Date”

4.
Except as specifically modified, altered, or changed by this First Amendment; the Lease and any amendments or extensions shall remain unchanged and in full force and effect throughout the Rental Term. Capitalized terms used in this First Amendment that are not defined herein shall have the meanings ascribed to them in the Lease.

[Signature Pages to Follow]

IN WITNESS THEREOF, the parties hereto have executed this First Amendment as of the date and year first above written.

LANDLORD:	SANDY PARK II L.L.C., a Utah limited liability company

By:	WOODBURY STRATEGIC PARTNERS FUND, L.P., a Delaware limited partnership, Its Manager

By:	WSP TRUFFLES L.L.C., a Delaware limited liability company, Its General Partner

By:	WOODBURY STRATEGIC PARTNERS MANAGEMENT L.L.C., a Utah limited liability company, Its Manager

By:	WOODBURY CORPORATION, a Utah

corporation, Its Manager

By:    /s/ O. Randall Woodbury
O. Randall Woodbury, President

By:    /s/ Jeffrey K. Woodbury
Jeffrey K. Woodbury, Vice President

TENANT:	LIFEVANTAGE CORPORATION, a Colorado corporation

By:    /s/ Doug Robinson
Doug Robinson, President and Chief Executive Officer

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